SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                December 28, 1998

                                  Date of Report
                               (Date of earliest
                                 event reported)



                           CONSOLIDATED-TOMOKA LAND CO.
               (exact name of registrant as specified in its charter)



                                     FLORIDA
                    (State or other jurisdiction of incorporation)



         0-5556                                            59-0483700
    -------------                                        --------------
(Commission File Number)                                  (IRS Employer
                                                        Identification Number)

 149 South Ridgewood Avenue
     Daytona Beach, FL                                        32114
(Address of principal executive offices)                    (Zip Code)




                                  (904 255-7558)
                  (Registrant's telephone number, including area code)


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FORM 8-K, DECEMBER 28, 1998
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO.  0-5556
EMPLOYER ID NO.  59-0483700


Item 5, Other Events


On December 28, 1998, Consolidated-Tomoka Land Co., the registrant, signed an agreement for the sale of its citrus business, Lake Placid Groves. The sale includes approximately 3,300 acres of citrus groves, a fresh fruit packing plant, and all equipment and rolling stock associated with the business. The buyers are Alton D. Rogers, Lake Placid, Florida, and
Wade H. Walker, Lake Wales, Florida. The sale is scheduled to close no later than March 9, 1999. The buyers have begun a 30 day inspection period. There are several significant contingencies which must be resolved to the satisfaction of both parties during the inspection period for this agreement to proceed to closing.


SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                         CONSOLIDATED-TOMOKA LAND CO.


Date: December 30, 1998       By:/s/ Bob D. Allen
                              ____________________________
                              Bob D. Allen, President
                              and Chief Executive Officer



Date: December 30, 1998       By:/s/ Bruce W. Teeters
                              _____________________________
                              Bruce W. Teeters, Senior
                              Vice President - Finance
                              and Treasurer
                              Chief Financial Officer




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